Exhibit 99.1

Teradyne Reports Third Quarter 2009 Results

—	Diluted non-GAAP earnings of $0.14 per share, up from loss of $0.21 in Q2’09 and up 56% from Q3’08

—	Revenue of $262M, up 55% from Q2’09 and down 12% from Q3’08

—	Q4’09 Revenue guidance of $255 million to $270 million

NORTH READING, Mass. – October 28, 2009 – Teradyne, Inc. (NYSE: TER) reported revenue of $262 million for the third quarter of 2009. Semiconductor Test revenue totaled $173 million and Systems Test Group revenue totaled $89 million. On a non-GAAP basis, Teradyne’s income from continuing operations in the third quarter was $24.8 million, or $0.14 per diluted share, which excluded restructuring charges, acquired intangible asset amortization and special items. GAAP income from continuing operations for the third quarter was $6.7 million, or $0.04 per diluted share.

Bookings in the third quarter of 2009 were $288 million of which $233 million was in Semiconductor Test and $55 million in Systems Test Group.

Guidance for the fourth quarter of 2009 is for revenue of $255 million to $270 million, with Non-GAAP net income per share of $0.12 to $0.17 and GAAP net income per share between $0.04 and $0.09. Non-GAAP guidance excludes restructuring charges, acquired intangible asset amortization and special items.

“Our Semiconductor and Systems Test businesses continued to gain strength through the quarter driving our return to operating profitability and positive outlook for Q4,” said Teradyne president and CEO Mike Bradley. “We reached a major milestone in our expansion into new markets as we received initial orders for the UltraFLEX-M high-speed memory test system.”

Webcast

A webcast to discuss third quarter 2009 results, along with management’s business outlook will be held at 10 a.m. EDT, Thursday, October 29, 2009. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. The webcast replay will be available on www.teradyne.com. In addition, a conference call replay will be available approximately two hours after the call. The replay number in the U.S. & Canada is 800-642-1687. The replay number outside the U.S. & Canada is 706-645-9291. The pass code for both numbers is 36016837. The replay will be available via phone and web site through November 13, 2009.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Teradyne reports non-GAAP results in order to better assess and reflect operating performance. Management believes the non-GAAP measures help indicate Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of our current core business or future outlook. Teradyne believes these non-GAAP measures will aid investors’ overall understanding of its results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how Teradyne plans and measures its own business. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

Taradyne Reports Third Quarter 2009 Results

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of Automatic Test Equipment used to test complex electronics used in the consumer electronics, automotive, computing, telecommunications, and aerospace and defense industries. In 2008, Teradyne had sales of $1.1 billion. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries. All product names are trademarks of Teradyne, Inc. (including its subsidiaries) or their respective owners.

Safe Harbor Statement

The forward-looking statements included in this release are made only as of the date of publication. Teradyne disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations and market conditions. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance. You can identify these forward-looking statements based on the context of the statements and by the fact that they use words such as “will,” “anticipate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. There can be no assurance that management’s estimates of Teradyne’s future results or other forward looking statements will be achieved. Important factors that could cause actual results to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased product demand; delays in new product introductions; lack of customer acceptance of new products; unanticipated delays in or costs and expenses relating to the implementation of cost reduction plans; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and Quarterly Report on Form 10-Q for the period ended July 5, 2009. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR THIRD FISCAL QUARTER OF 2009

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended:			Nine Months Ended:
	October 4, 2009	July 5, 2009	September 28, 2008	October 4, 2009	September 28, 2008
Net Revenues	$262,162	$169,580	$297,255	$552,350	$912,275

Cost of Revenues (1)	155,407	122,451	169,325	365,106	491,994

Gross Profit	106,755	47,129	127,930	187,244	420,281

Operating Expenses:
Engineering and Development	38,266	38,451	52,969	123,915	164,272
Selling and Administrative	46,314	47,257	58,614	148,944	189,298
Acquired Intangible Asset Amortization	8,214	8,214	5,034	24,667	13,671
In-process Research and Development	—	—	—	—	1,100
Restructuring and Other, net (2)	5,189	15,270	28,589	36,424	53,100

Operating Expenses	97,983	109,192	145,206	333,950	421,441

Income/(Loss) from Operations	8,772	(62,063)	(17,276)	(146,706)	(1,160)

Interest & Other (3)	(3,597)	(6,905)	(3,111)	(15,555)	4,419

Income/(Loss) from Continuing Operations Before Income Taxes	5,175	(68,968)	(20,387)	(162,261)	3,259
Income Tax (Benefit)/Provision	(1,500)	(2,200)	3,070	(11,500)	13,270

Income/(Loss) from Continuing Operations	6,675	(66,768)	(23,457)	(150,761)	(10,011)

Income from Discontinued Operations Before Income Taxes	—	—	768	—	768
Income Tax (Benefit)/Provision	—	—	—	—	—

Income from Discontinued Operations	—	—	768	—	768
Net Income/(Loss)	$6,675	$(66,768)	$(22,689)	$(150,761)	$(9,243)

Income/(Loss) per Common Share from Continuing Operations:
Basic	$0.04	$(0.39)	$(0.14)	$(0.87)	$(0.06)

Diluted	$0.04	$(0.39)	$(0.14)	$(0.87)	$(0.06)

Net Income/(Loss) per Common Share:
Basic	$0.04	$(0.39)	$(0.13)	$(0.87)	$(0.05)

Diluted	$0.04	$(0.39)	$(0.13)	$(0.87)	$(0.05)

Weighted Average Common Shares - Basic	174,495	173,022	168,769	173,216	171,058

Weighted Average Common Shares - Diluted	180,792	173,022	168,769	173,216	171,058

Net Orders	$288,048	$227,331	$198,072	$651,725	$827,067

(1) Cost of Revenues includes:
	Quarter Ended:			Nine Months Ended:
	October 4, 2009	July 5, 2009	September 28, 2008	October 4, 2009	September 28, 2008
Provision for Excess and Obsolete Inventory	$6,915	$11,491	$21,715	$27,003	$24,969
Cost for Purchase Accounting Inventory Step-up	5,700	3,924	—	10,863	4,346
Sale of Previously Written Down Inventory	(588)	—	(528)	(588)	(1,442)
Insurance Recovery Gain	—	(1,000)	—	(1,000)	—

	$12,027	$14,415	$21,187	$36,278	$27,873

(2) Restructuring and other, net consists of:
	Quarter Ended:			Nine Months Ended:
	October 4, 2009	July 5, 2009	September 28, 2008	October 4, 2009	September 28, 2008
Facility Related	$4,419	$—	$3,404	$4,419	$16,424
Employee Severance	1,237	14,976	2,620	32,891	15,243
Eagle Test Purchase Accounting Adjustment & Other	(467)	(774)	—	(1,954)	—
Long-Lived Asset Impairment	—	1,068	—	1,068	550
Loss on Sale of Real Estate	—	—	22,565	—	20,883

	$5,189	$15,270	$28,589	$36,424	$53,100

(3) Interest and Other includes:
	Quarter Ended:			Nine Months Ended:
	October 4, 2009	July 5, 2009	September 28, 2008	October 4, 2009	September 28, 2008
Amortization of GAAP Imputed Convertible Debt Discount	$2,329	$2,251	$—	$4,580	$—
Expense for Deferred Debt Financing Costs as a Result of Repayment and Termination of the	—	2,488	—	2,488	—
Revolving Line of Credit
Other-Than-Temporary Impairment and Realized (Gains)/Losses on Marketable Securities	(572)	—	8,437	2,000	8,437
Gain on Sale of an Equity Investment	—	—	(2,811)	—	(2,811)
Gain on Life Insurance	—	—	(1,352)	—	(1,352)
Charge for Acquisition Financing Fees	—	—	1,227	—	1,227

	$1,757	$4,739	$5,501	$9,068	$5,501

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)
	October 4, 2009	December 31, 2008

Assets
Cash and Cash Equivalents	$406,741	$322,705
Marketable Securities	5,735	—
Accounts Receivable	139,693	109,625
Inventories (1)	111,970	168,451
Deferred Tax Assets	17,561	16,988
Prepayments and Other Current Assets	60,348	60,884

	742,048	678,653

Net Property, Plant and Equipment	250,151	298,449
Long-Term Marketable Securities	55,033	51,613
Intangible Assets	160,592	186,998
Other Assets	18,669	19,534

	$1,226,493	$1,235,247

Liabilities
Accounts Payable	70,613	61,164
Current Debt (2)	2,237	122,500
Accrued Employees’ Compensation and Withholdings	52,053	73,521
Deferred Revenue and Customer Advances	127,993	58,030
Other Accrued Liabilities	50,184	51,748

	303,080	366,963

Retirement Plans Liabilities	134,465	125,877
Deferred Tax Liabilities	3,045	8,730
Other Long-Term Liabilities	23,623	27,565
Long-Term Debt (2) (3)	138,970	—

	603,183	529,135

Shareholders’ Equity	623,310	706,112

	$1,226,493	$1,235,247

(1)	As of October 4, 2009 and December 31, 2008, Inventories included approximately $4.5 million and $15.4 million, respectively, for Eagle Test inventory fair value step-up.

(2)	On March 31, 2009, we entered into a loan agreement in Japan for approximately $10 million. The loan has a term of 5 years and a fixed interest rate of 1.4%. At October 4, 2009, $2.2 million of the outstanding loan principal is included in current debt and $7.8 million is classified as long-term debt.

(3)	On March 31, 2009, in connection with our convertible note offering, we entered into convertible note hedge and warrant transactions. These transactions are expected to reduce the potential dilution to Teradyne’s common stock upon maturity of the convertible notes. On April 6, 2009, the convertible note and convertible note hedge and warrant transactions closed and we netted approximately $163 million of cash, before paying off the $122.5 million bank revolver.

For information on possible dilution related to the convertible note, investors should access Teradyne’s website at www. teradyne.com and click on “Investors” and then select the “Financial Data” link.

GAAP to Non-GAAP Earnings Reconciliation

References by the Company to non-GAAP income/(loss) and non-GAAP income/(loss) per share refer to income/(loss) from continuing operations or income/(loss) per common share from continuing operations excluding goodwill impairment, in-process research and development, amortization of the GAAP imputed convertible debt discount, write-off of credit line debt issue costs, restructuring and other, net, certain inventory provision reversals, fair value inventory step-up related to Nextest and Eagle Test, (losses)/gains on marketable securities and acquired intangible asset amortization, as well as applicable adjustments to profit sharing and income taxes due to these exclusions. GAAP requires that these items be included in determining income/(loss) from continuing operations. Non-GAAP income/(loss) from continuing operations (which is the basis for non-GAAP income/(loss) from continuing operations per share) gives an indication of Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of our current core business or future outlook.

The Company believes these non-GAAP measures will aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how the Company plans and measures its own business. However, the presentation of non-GAAP measures is not meant to be considered in isolation or as a substitute for, or superior to, financial information provided in accordance with GAAP.

(In millions, except per share amounts)

	Quarter Ended:						Nine Months Ended:
	October 4, 2009		July 5, 2009		September 28, 2008		October 4, 2009		September 28, 2008
Net Revenues	$262.2		$169.6		$297.3		$552.4		$912.3

Gross Margin - GAAP	$106.8	40.7%	$47.1	27.8%	$127.9	43.0%	$187.2	33.9%	$420.3	46.1%
Inventory step-up reversal (1)	5.7		3.9		—		10.9		4.3
Insurance recovery	—		(1.0)		—		(1.0)		—
Inventory provision reversal (2)	(0.6)		—		(0.5)		(0.6)		(1.4)
Profit sharing adjustment (3)	(0.4)		—		—		(0.4)		(0.3)

Gross Margin - non-GAAP	$111.5	42.5%	$50.0	29.5%	$127.4	42.9%	$196.1	35.5%	$422.9	46.4%

Income/(Loss) from Operations - GAAP	$8.8	3.4%	$(62.1)	-36.6%	$(17.3)	-5.8%	$(146.7)	-26.6%	$(1.2)	-0.1%
Acquired intangible asset amortization	8.2		8.2		5.0		24.7		13.7
Inventory step-up reversal (1)	5.7		3.9		—		10.9		4.3
Restructuring and other, net (4)	5.2		15.3		28.6		36.4		53.1
Inventory provision reversal (2)	(0.6)		—		(0.5)		(0.6)		(1.4)
In-process research and development	—		—		—		—		1.1
Insurance recovery	—		(1.0)		—		(1.0)		—
Profit sharing adjustment (3)	(2.2)		—		—		(2.2)		(1.5)

Income/(Loss) from Operations - non-GAAP	$25.1	9.6%	$(35.7)	-21.0%	$15.8	5.3%	$(78.5)	-14.2%	$68.1	7.5%

Income/(Loss) from Continuing Operations - GAAP	$6.7	2.6%	$(66.8)	-39.4%	$(23.5)	-7.9%	$(150.8)	-27.3%	$(10.0)	-1.1%
Acquired intangible asset amortization	8.2		8.2		5.0		24.7		13.7
Inventory step-up reversal (1)	5.7		3.9		—		10.9		4.3
Restructuring and other, net (4)	5.2		15.3		28.6		36.4		53.1
Interest and other (5)	1.8		4.7		5.5		9.1		5.5
Inventory provision reversal (2)	(0.6)		—		(0.5)		(0.6)		(1.4)
In-process research and development	—		—		—		—		1.1
Insurance recovery	—		(1.0)		—		(1.0)		—
Profit sharing adjustment (3)	(2.2)		—		—		(2.2)		(1.5)
Income tax adjustment (6)	—		—		—		(2.9)		0.2

Income/(Loss) from Continuing Operations - non-GAAP	$24.8	9.5%	$(35.7)	-21.0%	$15.1	5.1%	$(76.4)	-13.8%	$65.0	7.1%

GAAP Income/(Loss) per Common Share from Continuing Operations - Basic	$0.04		$(0.39)		$(0.14)		$(0.87)		$(0.06)

Non-GAAP Income/(Loss) per Common Share from Continuing Operations - Basic	$0.14		$(0.21)		$0.09		$(0.44)		$0.38

GAAP and Non-GAAP Weighted Average Common Shares - Basic	174.5		173.0		168.8		173.2		171.1

GAAP Income/(Loss) per Common Share from Continuing Operations - Diluted	$0.04		$(0.39)		$(0.14)		$(0.87)		$(0.06)

Non-GAAP Income/(Loss) per Common Share from Continuing Operations - Diluted	$0.14		$(0.21)		$0.09		$(0.44)		$0.37

GAAP Weighted Average Common Shares - Diluted	180.8		173.0		168.8		173.2		171.1

Non-GAAP Weighted Average Common Shares - Diluted	179.0		173.0		170.3		173.2		173.4

(1)	Reversal of Nextest and Eagle Test purchase accounting inventory step-up.

(2)	Reversal of previously written down inventory for non-FLEX products in the Semiconductor Test Division.

(3)	Profit sharing adjustment for non-GAAP items.

(4)	Restructuring and other, net consists of (in millions):

	Quarter Ended:			Nine Months Ended:
	October 4, 2009	July 5, 2009	September 28, 2008	October 4, 2009	September 28, 2008
Facility Related	$4.4	$—	$3.4	$4.4	$16.4
Employee Severance	1.2	15.0	2.6	32.9	15.2
Eagle Test Purchase Accounting Adjustment & Other	(0.4)	(0.8)	—	(2.0)	—
Long-Lived Asset Impairment	—	1.1	—	1.1	0.6
Loss on Sale of Real Estate	—	—	22.6	—	20.9

	$5.2	$15.3	$28.6	$36.4	$53.1

(5)	For the quarter and nine months ended October 4, 2009, Interest and Other included amortization of the GAAP imputed convertible debt discount. For the quarter ended July 5, 2009 and nine months ended October 4, 2009, Interest and Other included a charge to expense deferred debt financing costs as a result of the repayment and termination of Teradyne's revolving line of credit. For the nine months ended October 4, 2009, Interest and Other included a charge for other-than-temporary impairment and realized (losses)/gains on marketable securities.

(6)	Income tax adjustment for non-GAAP items. For the nine months ended October 4, 2009, the income tax adjustment related to a discrete foreign exchange item.

For press releases and other information of interest to investors, please visit Teradyne’s homepage on the World Wide Web at http://www.teradyne.com.

Contact:	Teradyne, Inc. Andy Blanchard 978-370-2425 Vice President of Corporate Relations